Accounts Receivable-Third Parties	6 Months Ended
Jun. 30, 2018
Accounts Receivable-Third Parties
Accounts Receivable-Third Parties

5. Accounts Receivable—Third Parties

	June 30, 2018	December 31, 2017

	(in US$'000)
Accounts receivable, gross	44,722	38,668
Allowance for doubtful accounts	(303)	(258)

Accounts receivable, net	44,419	38,410

              Substantially all the accounts receivable are denominated in RMB, US$ and HK$ and are due within one year from the end of the reporting period. The carrying values of accounts receivable approximate their fair values due to their short-term maturities.

              Movements on the allowance for doubtful accounts:

	2018	2017

	(in US$'000)
As at January 1	258	2,720
Increase in allowance for doubtful accounts	279	6
Decrease in allowance due to subsequent collection	(235)	(7)
Write-off	(1)	—
Exchange difference	2	48

As at June 30	303	2,767